Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Premier Financial Bancorp, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert W. Walker and Brien M. Chase, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:    /s/ Robert W. Walker
 Robert W. Walker
 President and Chief Executive Officer

By:    /s/ Brien M. Chase
 Brien M. Chase
 Senior Vice President and Chief Financial Officer

Date: May 10, 2018